Exhibit 99-7(b): Consent of Independent Auditors -- Deloitte & Touche LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-92000 of ReliaStar Select*Life Variable Account on Form S-6 of our report dated February 11, 2000, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Minneapolis, Minnesota September 19, 2002